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                                                                   EXHIBIT 99.1

                                 FORM OF PROXY

                                ICON CMT CORP.

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                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER   , 1998

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          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Scott A. Baxter and David L. Goret, or either of them, officers of Icon CMT Corp. (the "Company"), with full power of substitution, his or her proxy to represent and vote, as designated below, all shares of the Company registered in the name of the undersigned, with the powers the undersigned would possess if personally present at the Company's Special Meeting of Stockholders to be held at 8:00 a.m., local time, on December 31, 1998 at Icon's headquarters, 1200 Harbour Boulevard, 8th Floor, Weehawken, New Jersey 07087, and at any continuation or adjournment thereof, hereby revoking all proxies previously given with respect to the Special Meeting.

  1. APPROVAL OF THE MERGER AND ADOPTION OF THE MERGER AGREEMENT

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL

  2. AUTHORIZE ICON TO ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT THE NUMBER OF PROXIES SUFFICIENT TO APPROVE THE MERGER AND ADOPT THE MERGER AGREEMENT HAS NOT BEEN RECEIVED BY THE DATE OF THE SPECIAL MEETING

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ABOVE.

                                          Date:            , 1998

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                                          SIGNATURE

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                                          SIGNATURE IF HELD JOINTLY

                                          PLEASE DATE AND SIGN ABOVE exactly
                                           as name(s) appear on your share
                                           certificate, and return this proxy
                                           promptly in the envelope provided.
                                           Executors, administrators,
                                           trustees, guardians, etc., should
                                           indicate capacity when signing. For
                                           stock held in joint tenancy, each
                                           joint owner should sign.

              [_] PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING